Portfolio Update Meeting March 30, 2021 Exhibit 99.1

W W W . K B S . C O M The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust’s (the “Company or KBS Growth & Income REIT or KBS G&I REIT”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value KBS G&I REIT’s assets and liabilities in connection with the calculation of KBS G&I REIT’s estimated value per share, see KBS G&I REIT’s Current Report on Form 8-K dated December 7, 2020 (the “Valuation 8-K”). Important Disclosures 2 Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Forward-Looking Statements

W W W . K B S . C O M Important Disclosures The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, including quarantines, “shelter in place” and “stay at home” orders, travel restrictions on businesses and school closures, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of the Company’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants, will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. If tenants default on their rent and vacate, the ability to re-lease this space is likely to be more difficult if the economic slowdown continues and any long-term impact of this situation, even after an economic rebound, remains unclear. Further, reductions in property values related to the impact of the COVID-19 pandemic may limit the Company’s ability to draw on the revolving commitment under its term loan due to covenants described in the loan agreement. The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through December 31, 2020 have been funded in part with cash flow from operating activities, from the proceeds from the sale of real estate and in part with debt financing, including advances from the Company’s advisor. In addition, distributions have been funded with cash resulting from the advisor’s waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company’s advisor and the Company, are the respective party’s best estimates as of September 30, 2020, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; and other risks identified in Part I, Item IA of the Company’s Annual Report. Forward-Looking Statements 3

W W W . K B S . C O M The Impact of COVID-19 on Capital Markets and US Real Estate Investments 4

KBS

COVID-19: The Economy and Office Market Fundamentals

- The Organization for Economic Cooperation and Development said the American economy is projected to expand 6.5% this year, up from the previous forecast of 3.2% in December 2020 due to the recent stimulus plan and rapid vaccine rollout.[1]
- According to the Department of Labor, total U.S. nonfarm payroll employment rose by 379,000 in February 2021 with most of the job gains occurring in leisure and hospitality, and the unemployment rate was little changed at 6.2%.[2]

Rents:

- National 2020 asking rents declined by an average of 1.2% year-over-year, according to CoStar data.[3]
- Asking rents have remained more stable than originally predicted because of how fast the recession hit and landlords are willing to wait it out, rather than cut rates, however, landlords have been willing to offer record-breaking concessions.[3]

Vacancy:

- The national average vacancy rate was 15.0%, an increase of 160 bps over the last year.[4]
- According to a Cushman & Wakefield September 2020 study, it expects vacancies to trend downward starting Q1 2022.[3]


201

1 "U.S. Growth Could Surge on Stimulus and Vaccine Rollout". New York Times, March 9, 2021.
2 "The Employment Situation – February 2021". Bureau of Labor Statistics, February 2021.
3 "CBD Office Values Show Little Sign of Distress". WealthManagement.com, Feb. 18, 2021.
4 "CommercialEdge National Office Report March 2021". CommercialEdge, Mar. 18, 2021.

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KBS

COVID-19:
Recovering Markets

- By comparison, major CBD office markets (i.e. New York City, NY and San Francisco, CA) will continue to struggle, while secondary and suburban markets will prove to be more resilient, according to JLL.[1]
- Austin, TX ranks third in metros that have lost the least amount of jobs during the pandemic. 5,600 jobs were added in December 2020, narrowing pandemic-related job losses to 7,400.[2]
- In Raleigh, NC, more than 10,600 jobs openings - primarily in tech - were posted in January 2021, a 22.5% increase year-over-year, according to the North Carolina Technology Association.[3]


Nonfarm payroll jobs
Austin MSA
Not seasonally adj
Seasonally adjusted
1,150,000
1,125,000
1,100,000
1,075,000
1,050,000
1,025,000
1,000,000
975,000
950,000
925,000
900,000
875,000
850,000
825,000
800,000
775,000
750,000
725,000
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Austin has 11,500 fewer jobs (1.0%) than it did one year ago. Gains over the last 7 months have recovered 94% of the jobs lost in March and April.

Source: Texas Workforce Commission, CES.

1 "Office Occupancy Losses Were Unprecedented in 2020". GlobeSt.com, Jan. 21, 2021.
2 "Job Growth & Unemployment". Austin Chamber of Commerce, Jan. 26, 2021.
3 "Tech jobs market in Raleigh is red hot, up more than 20% from 2020". WRAL TechWire, Feb. 16, 2021.

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W W W . K B S . C O M • A recent survey showed that 62% of human resources leaders plan to continue safety measures they have put in place.1 • Employees are feeling more comfortable to return to the office. In fact, three in four workers hope to return to an office at some point in the future at least part-time, according to a recent survey by JLL.2 • Post-COVID, the highest-quality office properties with certain features such as quality HVAC systems, flexible amenity options and touchless technologies that limit human touch and interactions will be in greater demand, according to the senior director of research and analysis with real estate services firm CBRE.3 • Landlords are rethinking office design to include more outdoor workspace. • Amazon plans to build a 350-foot-tall “spiraling vertical forest” at its second headquarters in Arlington County, VA that will feature outdoor walkways with trees and plants that twist up to the top of the building.4 • Conclusion: there will be more pricing power for landlords of higher quality buildings, according to the senior director of research and analysis with real estate services firm CBRE.3 7 COVID-19: Proactive Landlords Make Workplace Safe and Healthy 1 Gartner Survey, Dec. 15, 2020. 2 “3 in 4 Workers Want to Return to an Office in the Future—Here’s How They Expect the Workplace to Change”. CNBC, Dec. 1, 2020. 3 “CBD Office Values Show Little Sign of Distress”. WealthManagement.com, Feb. 18, 2021. 4 “Amazon unveils design for ‘Helix’ office building at HQ2 — here’s what it will look like”. CNBC, Feb. 2, 2021.Amazon HQ2 Rendering

W W W . K B S . C O M Depending upon the duration of the pandemic, the various measures imposed to help control the spread of the virus and the corresponding economic slowdown, some of Company’s tenants have or will seek rent deferrals or abatements in future periods or become unable to pay their rent. Through March 17, 2021, rent collections is as follows: Over the course of the COVID-19 crisis, the Company has received short-term rent relief requests from tenants who have been directly impacted by the COVID-19 pandemic. Through December 2020, the Company had granted a total of $0.3 million in rent relief to eight tenants. The majority of the rent relief arrangements have been structured as temporary deferrals of base rent that will be paid back over a range of 12 to 24 months. In most cases, it is in the Company’s best interest to help its tenants remain in business and reopen when mandated closures or other restrictions are lifted. Rent relief requests to date may not be indicative of collections or requests in any future period. 8 Period of Rent Collected % of Rent Collected Q2 2020 95% Q3 2020 90% Q4 2020 93% January 2021 94% February 2021 93% COVID-19: Rent Collections

W W W . K B S . C O M 9 Distributions The Advisor continues to defer the collection of asset management fees, which results in more cash available to pay distributions. From January through June 2020, the Company's Board of Directors declared a monthly distribution equal to a 3% annualized rate based on the December 2019 net asset value per share. However, the Board has determined to adjust the distribution policy in response to the uncertainty caused by the ongoing public health crisis of the COVID-19 pandemic and its impact on the Company’s operations and those of its tenants. For the quarter ended September 30, 2020, the Company’s Board authorized a quarterly distribution equal to a 2% annualized rate based on the December 2019 net asset value per share, which was paid in November 2020. For the quarter ended December 31, 2020, the Company’s Board authorized a quarterly distribution equal to a 3.5% annualized rate based on the December 2020 net asset value per share, which was paid in March 2021. COVID-19: Distribution History: *on an annualized basis Distribution Rate Declared January 2020 – June 2020 $0.25/share* Q3 2020 $0.1686/share* Q4 2020 $0.1715/share*

Portfolio Highlights 10

KBS

Fund and Portfolio Overview

As of December 31, 2020, unless otherwise noted;

1 Portfolio overview information reflects information as of December 31, 2020 for the current portfolio of real estate properties.
2 Represents aggregate acquisition price (excluding closing costs) of the current real estate portfolio and any subsequent capital expenditures.
3 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the current real estate portfolio.
4 Based solely on the appraised values as of September 30, 2020 as reflected in the December 2020 estimated share value for the current portfolio of real estate properties.
5 The Second Private Offering was suspended in December 2019 and officially terminated in August 2020.
6 Data as of December 31, 2020. See the Current Report on Form 8-K dated December 7, 2020 and the risk factors included in the Annual Report on Form-10K.
7 Includes proceeds from distribution reinvestment plan.
8 Includes future leases of current real estate portfolio that had been executed but had not yet commenced as of December 31, 2020.
9 Distributions are not guaranteed. Current Distribution Rate is based on the December 2020 NAV and reflects the latest distribution declared in March 2021.
10 Calculated as total debt on real estate properties of $97.0 million divided by December 2020 estimated value of all properties of $154.6 million.

FUND OVERVIEW

Initial Private Offering

June 2015 – April 2016

Public Offering

April 2016 – June 2017

Second Private Offering

October 2017 – August 2020[5]

Current NAV (Dec. 2020)[6]

$4.90 per share

Total Equity Raised[7]

$94.7 million

Current Distribution Rate[9]

3.50% based on Current NAV

PORTFOLIO OVERVIEW[1]

Total Acquisitions[2]

$158.2 million

Cost Basis of Current Portfolio of Properties [3]

$175.5 million

Dec. 2020 Estimated Value of Current Portfolio of Properties[4]

$154.6 million

Rentable Sq. Ft.

599,030

Total Leased[8]

90.9%

Total Leverage[10]

62.7%

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W W W . K B S . C O M PROPERTY NAME CITY, STATE PROPERTY TYPE / NO. OF BUILDINGS ACQUISITION DATE SIZE (SF) PURCHASE PRICE2 LEASED % AS OF 12/31/203 Commonwealth Building Portland, OR Office 1 Building 6/30/2016 224,122 $68,545,000 87.1% The Offices at Greenhouse Houston, TX Office 1 Building 11/14/2016 203,284 46,489,000 100.0% Institute Property Chicago, IL Office 1 Building 11/9/2017 155,385 43,155,000 83.4% 210 West Chicago Chicago, IL 1 Office 1 Building 10/5/2020 16,239 4,780,000 100% TOTAL / WEIGHTED AVG. 599,030 $162,969,000 90.9% 12 Portfolio Highlights 1 On June 28, 2019, the Company entered into a joint venture agreement to purchase 210 W Chicago for $5.4M, which was recorded as an unconsolidated entity. On October 5, 2020, The Company bought out the JV partner’s equity interest, resulting in the consolidation of the property at the estimated fair value of $4.8M. 2 Purchase price reflects contractual purchase price, net of closing credits, and excludes acquisition fees and expenses. 3 Total leased percentage includes future leases that have been executed but have not yet commenced as of December 31, 2020. As of December 31, 2020

W W W . K B S . C O M Portfolio Overview1 Geographic Diversification3 1 All information as of December 31, 2020. 2 Leased % includes future leases that had been executed but had not yet commenced as of December 31, 2020. 3 Based on occupied square feet as of December 31, 2020. No. of Investment Assets 4 Total Rentable Sq. Ft. 599,030 Wtd Avg Lease Term 2.9 years Economic Occupancy 90.4% Leased Occupancy2 90.9% No. of Tenants 64 Occupied SF Expirations as of December 31, 2020 Key Statistics Leased Occupancy2 4.1% 14.6% 10.1% 18.5% 35.7% 6.2% 4.1% 5.2% 0.0% 1.5% 0.0% 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 S q u a re F e e t 13 As of December 31, 2020 OR 36% TX 37% IL 27% 87.1% 100.0% 83.4% 100.0% 70% 80% 90% 100% Commonwealth Offices at Greenhouse Institute Property 210 W Chicago

KBS

Tenancy Overview[1]

Top 10 Tenants	Industry	Property	% of Portfolio[2]
AECOM	Professional, Scientific and Technical	Offices at Greenhouse	25.1%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	5.9%
Galois, Inc	Computer Systems Design & Programming	Commonwealth	5.8%
Quantum Spatial	Professional, Scientific and Technical	Commonwealth	4.5%
City of Portland	Public Administration (Government)	Commonwealth	3.8%
NEEA	Educational Services	Commonwealth	3.7%
Downtown Entertainment LLC	Accommodation and Food Services	Institute Property	3.6%
Cushing and Company	Manufacturing	Institute Property	3.5%
Infogroup, Inc.	Information	Commonwealth	2.6%
Kennedy Jenks Consult, Inc	Professional, Scientific and Technical	Commonwealth	2.4%
TOTAL (based on total occupied square feet)			60.9%
Weighted Average Lease Term (Top 10 Tenants)			3.13 years

1 All information is as of December 31, 2020.
2 Based on occupied square feet as of December 31, 2020.
3 Annualized base rent represents annualized contractual base rental income as of December 31, 2020, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term. Percent of annualized base rent is based on total annualized base rent of the current portfolio.
4 "Other" is comprised of various industries with less than 3% of total annualized base rent.

As of December 31, 2020

Industry Diversification[3]


Professional, Scientific and Technical Services 37%
Other[4] 14%
Computer Systems Design and Related Services 9%
Information 7%
Retail Trade 7%
Management Consulting 5%
Public Administration 5%
Accommodation & Food Services 4%
Arts, Entertainment, and Recreation 4%
Advertising, Public Relations and Related Services 4%
Manufacturing 4%

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W W W . K B S . C O M $47,550 $0 $45,681 $3,763 $0 $0 $20,000 $40,000 $60,000 2021 2022 2023 2024 Thereafter 3 Capital Management Initial Debt Maturities 1 Calculated as total debt on properties of $97.0 million divided by December 2020 estimated value of properties of $154.6 million. 2 Average cost of debt as of December 31, 2020. 3 The Company has the option to exercise an additional one-year extension to November 2022. Total Debt $97.0 million Loan-to-Value1 62.7% Average cost of debt2 3.9% per annum Average term to initial maturity 1.54 years Average term to fully extended maturity 2.97 years Interest Rate Exposure ($ in millions) 15 As of December 31, 2020 Floating-Rate Debt (Unswapped) $18.5 19% Floating-Rate Debt (Fixed through Swap) $78.5 81%

W W W . K B S . C O M Due to the minimal amount of capital raise in the REIT, which had been substantially impacted early on by regulatory changes, and the inability to significantly improve its size and scale in order to help offset the sizeable G&A costs of operating a non-traded REIT, the Board formed a special committee to evaluate strategic alternatives for the REIT. Based upon the special committee’s assessment and recommendation, in August of 2020, the special committee directed the Company’s advisor, with the assistance of the independent financial advisor of the special committee, to develop a plan of liquidation for approval by the board and submission to our stockholders. The Company initially expected to present a plan of liquidation for a vote of the stockholders of the Company within six months from its determination to pursue a liquidation strategy. However, as a result of the adverse market conditions caused by the civil unrest and disruption in Portland and Chicago, where several of the Company’s properties are located, and the ongoing uncertainty and business disruptions related to the COVID-19 pandemic, the board believes it is in the best interest of the stockholders to delay any proposal to liquidate the Company. The Company remains committed to pursuing a liquidation strategy when market conditions improve. 16 Update on Strategic Alternatives

W W W . K B S . C O M 2021 Goals 17 Continue to evaluate the timing of our liquidation strategy Improve property cash flow through strategic leasing renewals with existing tenants and new leases for current vacant space Continue value enhancing capital projects to maintain the high level of occupancy

18 Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264